HENRY BIRKS & SONS INC.
1240 Phillips Square
Montreal, Quebec
H3B 3H4


RE:       AMENDED AND RESTATED ACCOUNTS RECEIVABLE MANAGEMENT, LOAN & SECURITY
          AGREEMENT


Gentlemen:


         Reference is made to that certain "Amended and Restated Accounts Receivable Management, Loan & Security Agreement" bearing effective date of July 1, 2004 by and between you and us ("GMACCF"), as amended pursuant to an amendment letter dated October 22, 2004 and July 21, 2005 (collectively, the "Loan Agreement"). All of the defined words and terms under the Loan Agreement shall have the same meanings as therein set forth whenever utilized herein, save as expressly stipulated herein to the contrary.

The Loan Agreement is hereby amended as follows:


1. The following definitions are hereby added as Sections 1.1.10 (a) through 1.1.10(f) hereof:

     "1.1.10(a) "BA ADVANCE" means any Advance(s), in Dollars only, in minimum increments of $500,000 made to Borrower hereunder, on which interest is payable based upon the BA Equivalent Rate;

     1.1.10(b) "BA EQUIVALENT RATE" means, for the BA Interest Period of each BA Advance, the rate of interest per annum equal to the annual rate of interest quoted on the Business Day which is the first day of such BA Interest Period quoted on Reuters Service Page CDOR as of approximately 10:00 a.m. (Montreal time) as being the rate of interest for bankers' acceptances in Dollars for a face amount similar to the amount of the BA Advance and for a term similar to the applicable BA Interest Period;

     1.1.10(c) "BA INTEREST" means all interest payable by Borrower as herein set forth on all Outstandings under the Credit Facilities consisting of BA Advances as set forth in the Contract Data Sheet;

     1.1.10(d) "BA INTEREST PERIOD(S)" means the period(s) commencing on the date of each particular BA Advance and ending on the date which is 30, 60 or 90 days thereafter (as selected by the Borrower in the applicable BA Notice) provided that:

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                                     - 2 -


          (a) if any BA Interest Period would otherwise end on a day that is not a Business Day, such BA Interest Period shall be extended to the following Business Day, unless the result of such extension would be to carry such BA Interest Period into another calendar month, in which event such BA Interest Period shall end on the preceding Business Day;

          (b) any BA Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such BA Interest Period) shall end on the last Business Day of the calendar month at the end of such BA Interest Period; and,

          (c) no BA Interest Period shall extend beyond the expiry of the Term;

     1.1.10(e) "BA LOAN RATE" has the meaning set forth in the Contract Data Sheet;

     1.1.10(f) "BA NOTICE" means written notification (in such manner as determined by the Agent from time to time) given by Borrower to Lender and received by Lender no more than 3 Business Days and no less than two Business Days prior to the Business Day of the relevant BA Advance, specifying:

          (a)  the amount of such BA Advance; and,

          (b)  the BA Interest Period applicable to such BA Advance,

     all in form and substance as Lender shall, from time to time hereunder, determine. Any BA Notice given by Borrower to Lender shall be irrevocable by Borrower;"

2. Section 1.1.16 ("Borrowing Base") of the Credit Agreement is hereby amended and replaced by the following:

     "1.1.16 "BORROWING BASE" means:

          (a)  the aggregate of:

               (i) the percentage of Eligible Accounts set forth in the Contract Data Sheet; and

               (ii) the lesser of (x) the percentage of Eligible Credit Card Accounts set forth in the Contract Data Sheet; and (y) the Eligible Credit Card Accounts Sublimit; and

               (iii) the lesser of (a) the aggregate of (i) the percentage of NOLV of eligible Finished Goods Inventory set forth in the Contract Data Sheet and (ii) the percentage of NOLV of Eligible Raw Materials Inventory set forth in the Contract Data Sheet and (b) the Eligible Inventory Availability Limit;

          LESS:

          (b)  the aggregate of:

               (i)   the face amount of all Accepted Letters of Credit;

               (ii)  the amount of all Letter of Credit Reserves;

               (iii) the amount of all Reserves;

               (iv)  the amount of all Priority Claims;

               (v)   the amount of any Surplus Reserve; and,

               (vi) such portion of the Non-Revolving Loan the repayment of which has not been guaranteed pursuant to a guarantee granted in favour of Lender by Garantie Quebec."

3.   Section 1.1.21 "Collateral Stretch Facility" is hereby deleted;

4. Section 1.1.35 ("Early Termination Fee") of the Credit Agreement is hereby amended and replaced by the following:

     "1.1.35 "EARLY TERMINATION FEE" means a payment by Borrower to Lender in the event of (i) Borrower's terminating this Agreement pursuant to Clauses
     14.1.2 hereof, or (II) Lender's terminating this Agreement upon occurrence of an event of Default pursuant to Clause 14.1.3 hereof, calculated as follows:

          (a) if such termination occurs on or prior to the end of December 31, 2006, the greater of the sum of $750,000 or 1.15% of the prevailing Maximum Amount as at the date of termination;

          (b) if such termination occurs at any time subsequent to December 31, 2006 but prior to July 1, 2007 an amount equal to 0.75% of the Maximum Amount; or,

          (c) if such termination occurs on or subsequent to July 1, 2007 but prior to June 30, 2008, an amount equal to 0.50% of the Maximum Amount;"

5. Section 1.1.39 ("Eligible Accounts") is hereby amended and replaced by the following:

     "1.1.39 "ELIGIBLE ACCOUNTS" means the aggregate of the Net Face Amount of all Accounts (other than Eligible Credit Card Accounts) created by Borrower or any Credit Party in the ordinary course of business which Lender, in its sole discretion, determines to be acceptable for purposes of advances hereunder. Without limiting Lender's discretion, the following shall not be Eligible Accounts:

          (a) Accounts which are outstanding for a period exceeding 90 days immediately following the earlier of (i) delivery of the relevant Inventory or performance of the relevant services or (ii) the date of the relevant invoice;

          (b) Accounts in respect of which Lender (if specifically requested by Lender) has not been provided with both (i) the Account Debtor's purchase order therefor and (ii) proof of delivery of the merchandise and/or services forming the object thereof, both in form and substance satisfactory to Lender;

          (c) any portion of any Accounts (to the extent not already deducted in arriving at the Net Face Amount thereof) which may reduce the amount of such Accounts and/or may be deducted therefrom by the relevant Account Debtor including, without limitation, all discounts, rebates, allowances, credits or any other deductions applicable thereto;

          (d) Accounts owed by an Account Debtor which is a Related Person;

          (e) Accounts with respect to which goods are placed on a consignment, guaranteed sale, "bill and hold", sale or return, sale on approval, or other terms by reason of which the payment by the Account Debtor may be conditional;

          (f) Accounts, the collection of which Lender, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

          (g) Accounts with respect to which goods have not been shipped and billed to the Account Debtor, the services have not been performed and accepted by the Account Debtor or does otherwise not represent a final sale;

          (h) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services; and,

          (i) Accounts which are the object of any Dispute, to the extent of such Dispute (if such extent is clearly ascertainable);"

6. The following definition of "Eligible Credit Card Accounts" is hereby added as Section 1.1.40 (a):

     "1.1.40(a) "ELIGIBLE CREDIT CARD ACCOUNTS" means Accounts (other than Eligible Accounts) generated by means of the sale of Inventory by Borrower, the payment of which has been made by means of a credit card issued by any major credit card issuers such as Visa, Mastercard or American Express, provided that same are outstanding for no more than five days from the date of sale in question;"

7. The following definition of "Eligible Credit Card Accounts Sublimit" is hereby added as Section 1.1.40(b):

     "1.1.40(b) "ELIGIBLE CREDIT CARD ACCOUNTS SUBLIMIT" means the amount set forth on the Contract Data Sheet;"

8. Section 1.1.56 ("Interest") is hereby amended and replaced by the following:

     "1.1.56 "INTEREST" means all interest payable by Borrower to Lender on Outstandings under the Credit Facilities consisting of Loan Advances pursuant to Clause 7.1 hereof and as set forth in the Contract Data Sheet;"

9. The following definition of "Loan Advance(s)" is hereby added as Section 1.1.64(a):

     "1.1.64(a) "LOAN ADVANCE(S)" means any Advance(s) other than BA
     Advance(s);"

10. Section 1.1.74 ("Obligations") is hereby amended and replaced by the following:

     "1.1.74 "OBLIGATIONS" means the aggregate at any given time of all present and future amounts, of any nature or source whatsoever, owing to Lender by Borrower including:

          (a) all amounts under the Credit Agreement (including, without limitation, all Outstandings under the Credit Facilities, the face amount of all outstanding Letters of Credit as well as all Interest, BA Interest, Fees and Expenses);

          (b) all amounts under any other Credit Documents;

          (c) all amounts under any other contract, agreement, arrangement, occurrence, non-occurrence or operation of law, of any nature whatsoever, whereby Lender becomes a creditor of Borrower; and,

          (d) the full amount, from time to time, of the Other Indebtedness;"

11. Section 1.1.76 ("Outstandings") is hereby amended and replaced by the following:

     "1.1.76 "OUTSTANDINGS" means the full amount of all Loan Advances and BA Advances and the face amount of any Bankers' Acceptances owing and outstanding under all of the Credit Facilities or the relevant Credit Facility (as the case may be), any US Dollar amount of which, for the purpose of calculating Outstandings, may (at Lender's discretion) be converted to Canadian dollars at the then prevailing selling rate of US Dollar to Canadian Dollar exchange of the Bank;"

12. The following definition of "Seasonal Advances" is hereby added as Section 1.1.88(a):

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                                     - 6 -


     "1.1.88(a) "SEASONAL ADVANCES" means either Loan Advances or BA Advances made to the Borrower under the Revolving Loan which are directly attributable to that portion of the percentage of NOLV of Eligible Finished Goods Inventory which exceeds 92%;"

13. The following definition of "Seasonal Advance Interest Rate" is hereby added as Section 1.1.88(b):

     "1.1.88(b) "SEASONAL ADVANCE INTEREST RATE" means:

          (a) for Loan Advances which constitute Seasonal Advances in Dollars, a rate equal to the Prime Rate plus 4.0% per annum;

          (b) for Loan Advances which constitute Seasonal Advances in US Dollars, a rate equal to the Prime Rate plus 4.0% per annum; and

          (c) for BA Advances which constitute Seasonal Advances, a rate equal to the BA Equivalent Rate for a BA Interest Period of 30 days, plus 5.5% per annum;"

14.  Section 3.1 is hereby amended and replaced by the following:

     "SECTION 3.1 Subject to the terms and conditions of the Credit Documents, Lender may, in its discretion, make loans and re-make loans to Borrower on a revolving basis in Dollars and/or US Dollars (collectively the "REVOLVING LOAN(S)") by:

          3.1.1 making Advances;

          3.1.2 issuing or causing the issuance of Letters of Credit;

          3.1.3 if specifically permitted in the Contract Data Sheet and subject to the provisions of Section 7.6 hereof, making BA Advances (which BA Advances shall be made in Dollars only); and/or

          3.1.4 if specifically permitted in the Contract Data Sheet, accepting or causing the acceptance of Bankers' Acceptances."

15.  Section 7 is hereby amended and replaced by the following:

     "7. INTEREST, BA INTEREST, BA ADVANCES, FEES AND EXPENSES

     7.1 All Outstandings under the Credit Facilities consisting of Loan Advances shall bear Interest and any overdue interest shall in turn bear Interest at the hereafter described rates, calculated and payable as hereinafter set forth. All Outstandings under the Credit Facilities consisting of BA Advances shall bear BA Interest and any overdue BA Interest shall in turn bear Interest at the hereafter described rates, calculated and payable as hereafter set forth.

     7.2 All Interest shall be payable by Borrower to Lender in arrears on the last Business Day of each month, calculated on the average daily Outstandings resulting from Advances under the Revolving Loan and the Non-Revolving Loan (as the case may be) at the rates hereafter set forth, commencing with the first payment of Interest by Borrower to Lender on the last Business Day of the month during which the initial Advance occurs hereunder. Interest on overdue Interest will be calculated on the same basis but will be compounded monthly and payable upon demand. All Interest shall be payable both before as well as after any demand for payment, any Default or any judgment.

     7.3 The rates of Interest on all Outstandings consisting of Loan Advances under:

          7.3.1 the Revolving Loan (other than any Authorized Overadvance) shall be:

                (a) for Dollars, a rate equal to the Revolving Loan Rate for Dollars (and, to the extent applicable, a rate equal to the Seasonal Advance Interest Rate); and,

                (b) for US Dollars, a rate equal to the Revolving Loan Rate for US Dollars (and, to the extent applicable, a rate equal to the Seasonal Advance Interest Rate);

          7.3.2 any Authorized Overadvance shall be:

                (a) for Dollars, a rate equal to the Authorized Overadvance Rate for Dollars: and,

                (b) for US Dollars, a rate equal to the Authorized Overadvance Rate for US Dollars; and

          7.3.3 any Non-Revolving Loan(s) shall be:

                (a) for Dollars, a rate equal to the Non-Revolving Loan Rate for
                Dollars: and,

                (b) for US Dollars, a rate equal to the Non-Revolving Loan Rate for US Dollars,

                based upon the weighted average of Prime Rate during each month for which the foregoing rates of Interest are calculated.

     7.4 All BA Interest shall be payable by Borrower to Lender on each particular BA Advance in arrears on the earlier of:

                7.4.1 the Business Day upon which the applicable BA Interest Period ends; or,

                7.4.2 the 90th day immediately following the commencement of the applicable BA Interest Period (or, if such day is not a Business Day, the nearest Business Day immediately preceding such day).

     All BA Interest shall be payable both before as well as after any demand for payment, any Default or any judgment.

     7.5 The rate of BA Interest on all Outstandings consisting of BA Advances under the Revolving Loan shall be the BA Loan Rate (and the Seasonal Advance Interest Rate, to the extent applicable).

     7.6 In the event that, from time to time hereunder, Lender makes or re-makes BA Advances under the Revolving Loan, then:

          7.6.1 each BA Advance shall be made only after Lender shall have received the applicable BA Notice;

          7.6.2 each BA Advance shall be made for the amount stipulated in the applicable BA Notice and for and during the BA Interest Period stipulated in the applicable BA Notice;

          7.6.3 each BA Advance shall be made only to the extent that the Bank is able to furnish to Lender:

                (a) the BA Equivalent Rate for the BA Interest Period requested by the Borrower in the applicable BA Notice;

                (b) funds are available to Lender from the Bank based on the BA Equivalent Rate for the BA Interest Period requested by Borrower in the applicable BA Notice;

          7.6.4 the full amount of each BA Advance shall be completely repaid by Borrower to Lender at the end of each applicable BA Interest Period by either:

                (a) another BA Advance (in accordance with the provisions hereof in general and Clauses 7.6.1, 7.6.2 and 7.6.3 hereof in particular); or,

                (b)    a Loan Advance; and,

          7.6.5 in the absence of the full amount of a BA Advance being completely repaid by Borrower at the end of the applicable BA Interest Period by another BA Advance, then same shall be completely repaid by a Loan Advance and Borrower shall be deemed, for all purposes, to have irrevocably instructed and authorized Lender to make such Loan Advance in order to fully repay the particular BA Advance.

     7.7 In the event that, from time to time hereunder, Lender makes loans or re-makes loans to Borrower under the Revolving Loan and/or the Non-Revolving Loan by Lender's accepting or arranging for the acceptance of Bankers' Acceptances, then:

          7.7.1 any such Bankers' Acceptances so accepted shall be in multiples of CDN$100,000.00 or US$100,000.00 (as the case may be) and shall be for terms equal to multiples of 30 days and not to exceed 90 days;

          7.7.2 upon acceptance of any Bankers' Acceptance, the face value of each such accepted Bankers' Acceptance shall be deemed, for all purposes to constitute Outstandings under the Revolving Loan or the Non-Revolving Loan (as the case may be), repayable by Borrower to Lender in accordance with the provisions of the present Credit Agreement;

          7.7.3 upon acceptance of any Bankers' Acceptances, Borrower shall immediately pay to Lender all Bankers' Acceptance Costs applicable thereto; and,

          7.7.4 in addition to all Bankers' Acceptance Costs, upon acceptance of any Bankers' Acceptances, Borrower shall immediately pay to Lender the Bankers' Acceptance Fee applicable thereto;

     7.8 All rates of Interest, BA Interest and Bankers' Acceptance Fees under the Revolving Loan, any Authorized Overadvance and any Non-Revolving Loan(s) hereunder may be computed either on the basis of a year (ie. 365 days or 366 days in a leap year) or on the basis of a 360 day period. In the event computed on the basis of 360 day period, then the applicable Revolving Loan Rate, BA Loan Rate, Authorized Overadvance Rate, Non-Revolving Loan Rate, and/or Bankers' Acceptance Fees, as the case may be, shall constitute rates on a per annum (ie. yearly) basis equivalent to such rates divided by 360 and multiplied by the number of days in any given year (being .01389 times greater than such rates in any ordinary year and .01667 times greater than such rates in any leap year).

     7.9 In the event of occurrence of Default, each of the Revolving Loan Rate, the BA Loan Rate, the Authorized Overadvance Rate, the Non-Revolving Loan Rate and the Bankers' Acceptance Fees shall be automatically increased and set at the highest Revolving Loan Rate designated herein, as further increased by two percentage points (2%) effective as of the occurrence of such Default and continuing for so long as such Default is outstanding. In the event of existence of any Unauthorized Overadvance, Borrower shall immediately pay to Lender (and Lender shall be entitled to charge to Borrower's account as part of the Revolving Loans) the Overadvance Fee. Such

     Overadvance Fee shall be in addition to and not constitute part of the Interest and the BA Interest payable hereunder.

     7.10 In addition to, and not constituting part of, the Interest and the BA Interest, Borrower shall pay to Lender:

          7.10.1 the Arrangement Fee, which shall be paid in full by Borrower to Lender immediately upon the making of the first Advance hereunder;

          7.10.2 the Monitoring Fee, which shall be paid, on a monthly basis on the last day of each calendar month, by Borrower to Lender during each calendar month (with a part of any calendar month being counted as a full calendar month) commencing at the end of the first calendar month immediately following the Effective Date and thereafter, until both the Obligations shall have been fully paid and discharged and Borrower is no longer entitled to avail itself of the Credit Facilities;


          7.10.3 the Standby Fee, which shall be paid on a monthly basis on the last day of each calendar month, by Borrower to Lender during each calendar month (with a part of any calendar month being counted as a full calendar month) commencing at the end of the first calendar month immediately following the Effective Date and thereafter until both the Obligations shall have been fully paid and discharged and Borrower is no longer entitled to avail itself of the Credit Facilities;

          7.10.4 the Overadvance Fee for and during each calendar month during which the Overadvance Fee is applicable (with a part of any calendar month being counted as a full calendar month); and,

          7.10.5 all other Fees hereunder as and when due hereunder; and,

          7.10.6 all Expenses as and when due hereunder.

     7.11 None of the Fees or Expenses shall, under any circumstances, be deemed to constitute part of the Interest or BA Interest. All Fees and Expenses, on the one hand, and all Interest, on the other hand, shall operate and be paid by Borrower to Lender independently of one another."

16.  Sections 8.2 and 8.3 are hereby amended and replaced by the following:

     "8.2 The receipt of any Collections by Lender shall be applied on the Settlement Date to reduce the Outstandings under the Revolving Loan only to the extent that such Collection is honoured for payment. Should any Collection not be honoured for payment, then Borrower shall be deemed not to have made such payment on the Settlement Date and all Interest and BA Interest will be re-calculated accordingly.

     8.3 The Loan Account will be charged with all Advances, Interest, BA Interest, Fees and Expenses and any other payment obligation of Borrower hereunder. In accordance with Clause 8.2 hereof, the Loan Account will be credited with all payments received by Lender from Borrower or for Borrower's account, including all Collections."

17.  Section 12.1.2 is hereby amended and replaced by the following:

     "12.1.2 Borrower shall pay all Interest and BA Interest to Lender on the respective due dates therefor hereunder."

18.  Section 12.3 is hereby amended and replaced by the following:

     "12.3 Should Borrower or any Credit Party fail to pay when due any amounts hereunder (other than repayment of Outstandings under the Credit Facilities, Interest, BA Interest, Fees and Expenses) or fail to perform any of their obligations hereunder, Lender may do so, after Notice thereof to Borrower. In such event, Borrower shall pay to Lender, upon Lender's simple demand therefor, all amounts so paid by Lender together with Interest thereon. Any such payments made by Lender shall not negate or remedy any Default which may have existed as a result of any of the foregoing."

19. Sections 13.1.3 and 13.1.6 are hereby amended and replaced by the following:

     "13.1.3 the failure by Borrower to pay, as and when due hereunder, any Interest and any BA Interest where same remains unremedied following the expiry of five (5) days immediately following Notice thereof by Lender to Borrower;"

     "13.1.6 the failure by Borrower to fully repay any other amounts which may become owing by Borrower to Lender under any of the Credit Documents (other than Outstandings, the face amount of all outstanding Letters of Credit, Interest, BA Interest, Fees, Expenses or periodic capital repayments of the Non-Revolving Loan) and same remaining unpaid for a period of 14 days immediately following Notice thereof by Lender to Borrower;"

20.  Section 14.2 is hereby amended and replaced by the following:

     "14.2 Borrower expressly acknowledges that the nature, calculation and amount of the Early Termination Fee as well as the Minimum Term have been agreed to by Lender and Borrower as part of the overall agreement as to the Credit Facilities to be made available by Lender to Borrower hereunder and the pricing of such Credit Facilities (which pricing includes the rate(s) of Interest and BA Interest as well as the nature and amounts of Fees and Expenses hereunder). Borrower furthermore acknowledges that the nature, calculation and amount of the Early Termination Fee and the Minimum Term are an integral part of and partial consideration for Lender's making the Credit Facilities Available to Borrower and the pricing thereof and that, in such context, the nature, calculation and amount of the Early Termination Fee and the Minimum Term are fair and reasonable in all respects;"

21. Lender and Borrower hereby confirm that the business plan of Borrower for the period of April 1, 2005 through March 31, 2006 annexed as Exhibit I hereto, will constitute the sole business plan to serve as the basis of Borrower's projections and covenants for the purposes of the Loan Agreement for the period in question.

22. The Contract Data Sheet is hereby amended and replaced by the contract data sheet annexed to the present letter agreement and initialed and signed by Lender, Borrower and the Guarantor.

     Concurrently with the execution hereof, Borrower shall pay to GMACCF an extension fee of $81,250.00, which fee shall be deemed fully earned by us upon receipt thereof and which may be immediately debited from of the Borrower's account as constituting part of the Obligations; Borrower's execution hereof constituting GMACCF's authority to do so.

     As a further condition to the implementation of the present amendment letter, Borrower shall deliver to GMACCF three (3) originals of a duly completed and executed Security Agreement governed by the laws of the State of New York.

     Save and except as expressly stipulated herein, the Credit Agreement shall be and remain in full force and effect in accordance with the terms, conditions and contents thereof. Nothing herein contained shall be deemed to constitute a waiver or renunciation by us to any of the Borrower's undertakings, covenants, representations, warranties or Obligations other than as expressly set out herein.

     The parties hereto acknowledge that they have requested and are satisfied that the foregoing, as well as all notices, actions and legal proceedings be drawn up in the English language./Les parties a cette convention reconnaissent qu'elles ont exige que ce qui precede ainsi que tous avis, actions et procedures legales soient rediges et executes en anglais et s'en declarent satisfaites.

EXECUTED AT THE CITY OF MONTREAL, PROVINCE OF QUEBEC, THIS 13TH DAY OF SEPTEMBER, 2005.



                                    GMAC COMMERCIAL FINANCE CORPORATION-
                                    CANADA/SOCIETE FINANCIERE
                                    COMMERCIALE GMAC-CANADA

                                    Per:  /s/ Francis D. Garvin
                                    --------------------------------------------
                                    Francis D. Garvin, authorized representative



AGREED AND ACCEPTED:

HENRY BIRKS & SONS INC./HENRY BIRKS & FILS INC.
Per:

/s/ Thomas A. Andruskevich
--------------------------------------------
Name: Thomas A. Andruskevich
Title: President and Chief Executive Officer

HENRY BIRKS & SONS HOLDINGS INC./HENRY BIRKS & FILS SOCIETE DE PORTEFEUILLE INC.

Per:

/s/ Marco Pasteris
--------------------------------------------
Name: Marco Pasteris
Title: Chief Operating Officer

HENRY BIRKS & SONS U.S., INC.

Per:


/s/ Thomas A. Andruskevich
--------------------------------------------
Name: Thomas A. Andruskevich
Title: President and Chief Executive Officer

                               CONTRACT DATA SHEET


This is the Amended Contract Data Sheet to and forming part of the Amended and Restated Accounts Receivable Management, Loan & Security Agreement between GMAC Commercial Finance Corporation - Canada, as Lender, and Henry Birks & Sons Inc., as Borrower, bearing formal date July 1, 2004, as amended pursuant to amendment letters dated October 22, 2004, July 21, 2005 and the amendment letter executed concurrently herewith. This Contract Data Sheet replaces the former Contract Data Sheet in its entirety.


1.   CREDIT FACILITIES

1.1. REVOLVING LOAN:

     1.1.1. Maximum Amount:             $65,000,000.00

     1.1.2. Eligible Accounts:          80 %

     1.1.3. Eligible Credit Card Accounts: 85%

     1.1.4. Eligible Credit Card Accounts Sublimit: $2,000,000.00

     1.1.5. NOLV of Eligible Finished Goods Inventory:

           (a) 85 % during the period of December 21 through February 15;

           (b) 92% during the periods of August 16 through December 20 and February 16 through March 15;

           (c) 95% during the period of March 16 through August 15, 2006;

           (d) 94% during the period of March 16 through August 15, 2007; and

           (e) 93% during the period of March 16 through June 30, 2008.

     1.1.6. NOLV of Eligible Raw Materials Inventory: 100 %

     1.1.7. Eligible Inventory Availability Limit: N/A

     1.1.8. Value of Additional Collateral: Not Applicable

     1.1.9. Overadvance Availability:        Not Applicable

1.2. NON-REVOLVING LOAN(s):

     1.2.1. Loan corresponding to Loan number 7015-82 in the principal amount of $400,000.00, first disbursed on October 16, 2000 maturing on October 1, 2005, repayable in equal

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                                     Page 2


     consecutive monthly installments of $6,666.66 and bearing interest at the annual rate equal to the Prime Rate plus 2.50% per annum, the balance of which was $20,000.37 as at July 26, 2005;

     1.2.2. Loan corresponding to Loan number 7015-83 in the principal amount of $2,567,353.14, first disbursed on April 18, 2001 maturing on January 1, 2006, repayable in equal consecutive monthly installments of $50,000.00 and bearing interest at the annual rate equal to the Prime Rate plus 2.50% per annum, the balance of which was $295,613.14 as at July 26, 2005;

     1.2.3. Loan corresponding to Loan number 7015-84 in the principal amount of $2,901,730.75, first disbursed on May 14, 2001 maturing on September 1, 2006, repayable in equal consecutive monthly installments of $50,000.00 and bearing interest at the annual rate equal to the Prime Rate plus 0.625% per annum, the balance of which was $699,816.23 as at July 26, 2005;


2.   INTEREST

2.1. REVOLVING LOAN RATE:

     2.1.1. As and from July 31, 2005, with effect retroactive to July 1, 2005 and subject to both section 2.1.2 hereof and, where applicable, the Seasonal Advance Rate, all Outstandings resulting from Advances under the Revolving Loan in Dollars, shall bear interest at the following annual interest rates based on the corresponding Borrowing Base Surplus as verified on a quarterly basis, based on the average Borrowing Base Surplus for the immediately preceding quarter, as set forth in the table below:

          BORROWING BASE SURPLUS                  APPLICABLE REVOLVING LOAN RATE
          ----------------------                  ------------------------------
          $4,000,000 or more                      Prime Rate
          less than $4,000,000                    Prime Rate plus 0.25%


     2.1.2. All Outstandings resulting from Advances under the Revolving Loan in Dollars shall bear interest at the following annual interest rates based on the corresponding Borrowing Base Surplus as verified on a quarterly basis, based on the average Borrowing Base Surplus for the immediately preceding quarter, as set forth in the table below, in the event of the occurrence of either of the following events, effective as at the corresponding dates indicated below:

          (a) in the event that the majority of the minority group of public shareholders of Mayor's vote to reject the proposed transaction whereby the outstanding shares held by the minority public shareholders of Mayor's Jewelers, Inc. ("Mayor's") are


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                                     Page 3


          exchanged for shares in the capital stock of Borrower (the "Merger"), in which case such interest rates shall be effective as and from the occurrence of such event, unless such event occurs prior to October 31, 2005, in which case such interest rates shall be effective as and from October 31, 2005; or

          (b) the Merger is not completed on or before December 31, 2005, in which case such interest rates shall be effective as and from January 1, 2006;

          BORROWING BASE SURPLUS              APPLICABLE REVOLVING LOAN RATE
          ----------------------              ------------------------------
          Greater than  $15,000,000           Prime Rate
          $3,000,000 - $15,000,000            Prime Rate plus 0.25%
          Less than $3,000,000                Prime Rate plus 0.50%



     2.1.3. As and from July 31, 2005 and subject to section 2.1.4 hereof and, where applicable, the Seasonal Advance Rate, all Outstandings resulting from Advances under the Revolving Loan in US Dollars, shall bear interest at the following annual interest rates based on the corresponding Borrowing Base Surplus as verified on a quarterly basis, based on the average Borrowing Base Surplus for the immediately preceding quarter, as set forth in the table below:

          BORROWING BASE SURPLUS              APPLICABLE REVOLVING LOAN RATE
          ----------------------              ------------------------------
          $4,000,000 or more                  Prime Rate
          less than $4,000,000                Prime Rate plus 0.25%


     2.1.4. All Outstandings resulting from Advances under the Revolving Loan in US Dollars shall bear interest at the following annual interest rates based on the corresponding Borrowing Base Surplus as verified on a quarterly basis, based on the average Borrowing Base Surplus for the immediately preceding quarter, as set forth in the table below, in the event of the occurrence of either of the following events, effective as at the corresponding dates indicated below:

          (a) in the event that the majority of the minority group of public shareholders of Mayor's vote to reject the Merger, in which case such interest rates shall be effective as and from the occurrence of such event, unless such event occurs prior to October 31, 2005, in which case such interest rates shall be effective as and from October 31, 2005; or

          (b) the Merger is not completed on or before December 31, 2005, in which case such interest rates shall be effective as and from January 1, 2006;

          BORROWING BASE SURPLUS              APPLICABLE REVOLVING LOAN RATE
          ----------------------              ------------------------------
          Greater than  $15,000,000           Prime Rate
          $3,000,000 - $15,000,000            Prime Rate plus 0.25%
          Less than $3,000,000                Prime Rate plus 0.50%


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                                     Page 4



2.2. AUTHORIZED OVERADVANCE RATE:  Not Applicable

2.3. NON-REVOLVING LOAN RATE:

     2.3.1. Loan 7015-81: annual rate equal to the Prime Rate plus 0.375%;

     2.3.2. Loan 7015-82: annual rate equal to the Prime Rate plus 2.50%

     2.3.3. Loan 7015-83: annual rate equal to the Prime Rate plus 2.50%

     2.3.4. Loan 7015-84: annual rate equal to the Prime Rate plus 0.625%



3.   BANKERS' ACCEPTANCES

3.1.        Permitted
     -----
       X    Not Permitted
     -----

3.2. BANKERS' ACCEPTANCE FEES:          Not Applicable



4.   BA ADVANCES/BA INTEREST

BA ADVANCES:

       X    Permitted
     -----

            Not Permitted
     -----

4.1. BA LOAN RATE:

          4.1.1. As and from July 31, 2005 and subject to section 4.1.2 hereof and, where applicable, the Seasonal Advance Rate, all Outstandings resulting from Advances under the Revolving Loan in Dollars, shall bear interest at the following annual interest rates based on the corresponding Borrowing Base Surplus as verified on a quarterly basis, based on the average Borrowing Base Surplus for the immediately preceding quarter, as set forth in the table below:

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                                     Page 5


          BORROWING BASE SURPLUS         APPLICABLE REVOLVING LOAN RATE
          ----------------------         ------------------------------
          Greater than $13,000,000       BA Equivalent Rate plus 1.25% per annum
          $9,000,000 - $13,000,000       BA Equivalent Rate plus 1.50% per annum
          $4,000,000 - <$9,000,000       BA Equivalent Rate plus 1.75% per annum
          Less than $4,000,000           BA Equivalent Rate plus 2.00% per annum

          4.1.2. All Outstandings resulting from Advances under the Revolving Loan in Dollars shall bear interest at the following annual interest rates based on the corresponding Borrowing Base Surplus as verified on a quarterly basis, based on the average Borrowing Base Surplus for the immediately preceding quarter, as set forth in the table below, in the event of the occurrence of either of the following events, effective as at the corresponding dates indicated below:

               (a) in the event that the majority of the minority group of public shareholders of Mayor's vote to reject the Merger, in which case such interest rates shall be effective as and from the occurrence of such event, unless such event occurs prior to October 31, 2005, in which case such interest rates shall be effective as and from October 31, 2005; or

               (b) the Merger is not completed on or before December 31, 2005, in which case such interest rates shall be effective as and from January 1, 2006;

          BORROWING BASE SURPLUS        APPLICABLE REVOLVING LOAN RATE
          ----------------------        ------------------------------
          Greater than $15,000,000 BA Equivalent Rate plus 1.75% per annum $3,000,000 - $15,000,000 BA Equivalent Rate plus 2.00% per annum
          Less than $3,000,000          BA Equivalent Rate plus 2.25% per annum


5.   LETTERS OF CREDIT

5.1. LETTER OF CREDIT LIMIT:            N/A

5.2. LETTER OF CREDIT RESERVES:         50 % of the face amount of all
                                        Unaccepted Letters of Credit



5.3. LETTER OF CREDIT FEE:              0.25 % per month, calculated on the
                                        average daily balance of outstanding
                                        Letters of Credit for each month


6.   FEES

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                                     Page 6


6.1. ARRANGEMENT FEE:                   N/A

6.2. MONITORING FEE:                    $7,500.00 per month plus an additional
                                        amount of $5,000.00 per month during the months of February through June, inclusive

6.3. STANDBY FEE:                       0.25 % per annum



7.   CREDIT PARTIES                     Henry Birks & Sons U.S., Inc.



8.   GUARANTOR                          Henry Birks & Sons U.S., Inc.

                                        Henry Birks & Sons Holdings Inc.
                                        (formerly Borgosesia Acquisitions Corp.)



9.   TERM

9.1. EFFECTIVE DATE:                    July 1, 2005

9.2. MINIMUM TERM:                      3 consecutive Contract Years as and from
                                        the Effective Date.



10.  ADDRESS FOR BORROWER AND ANY CREDIT PARTIES:

     1240 Phillips Square
     Montreal, Quebec
     H3B 3H4


11.  PERMITTED CHARGES:

     - Rights in favour of vendors having sold goods to the Borrower by way of consignment or conditional sale;

     - Rights in favour of lessors of equipment and/or machinery which have been leased by lease or capital lease to the Borrower;

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                                     Page 7


     - Movable Hypothec in the amount of $3,120,000 registered in favour of Scojen Limited Partnership and Rhode Island Industrial Recreational Building Authority on April 6, 2005 under number 05-0188997-0001, on strict condition that Scojen Limited Partnership and Rhode Island Industrial Recreational Building Authority cede priority of all such hypothecary rights in favour of the Lender on terms and conditions satisfactory to the Lender;

     - Movable hypothec in the amount of $5,400,000 registered in favour of La Financiere du Quebec on April 24, 2003 under number
          03-0193616-0001, on strict condition that La Financiere du Quebec cede priority of all such hypothecary rights in favour of the Lender on terms and conditions satisfactory to the Lender;

     - Movable hypothec in the amount of $1,500,000 registered in favour of National Bank Trust Inc. on August 21, 2002 under number 02-0368048-0001, on strict condition that National Bank Trust Inc. cede priority of all such hypothecary rights in favour of the Lender on terms and conditions satisfactory to the Lender;



12.   SURPLUS REQUIREMENTS:             For the purposes of establishing the
                                        applicable Revolving Loan Rate and
                                        applicable BA Loan Rate, the Borrowing
                                        Base Surplus shall be calculated by
                                        applying the advance rate of 85% of NOLV of Eligible Finished Goods Inventory.


13.   SURPLUS RESERVE:                  N/A


14.   FINANCIAL COVENANTS:

Borrower shall maintain the following financial covenants, each to be calculated on a non-consolidated basis:

14.1. The aggregate of all Capital Expenditures during any Fiscal Year shall be limited to 120% of the projected amount as set forth in the business plan which has been (and which shall on an annual basis be) submitted to and approved by Lender (the "PLAN"). Based on the foregoing, the aggregate of all capital expenditures for the Fiscal Year ending March 31, 2006 shall not exceed $6,820,000; and

14.2. Borrower shall have and maintain EBITDA, tested quarterly on a Rolling Basis, of not less than 80% of the projected EBITDA as set forth in the Plan.

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                                     Page 8


15.   SPECIAL COVENANTS:

Borrower and the Guarantor, Henry Birks & Sons Holdings Inc. shall not amalgamate nor shall Henry Birks & Sons Holdings Inc. distribute any of its assets outside of the ordinary course of business or be the object of any winding-up, dissolution, restructuring or corporate reorganization of any kind or nature unless and until both:

15.1. Lender shall have received a detailed written outline regarding any such proposed transaction no less than thirty (30) days prior to the intended date of such transaction; and

15.2. Lender shall have consented to such proposed transaction no less than at least fifteen (15) days prior to the conclusion thereof, which consent will not be unreasonably withheld by Lender.

16.   REPORTING:

Borrower shall provide the following financial information to Lender:

16.1. For the Fiscal Year ends of March 2005 and March 2006 only, in lieu of audited financial statements of Borrower prepared in accordance with GAAP, Borrower shall provide to Lender, on an annual basis and within 120 days of each Fiscal Year end, the following:

          (a) annual audited consolidating financial statements of Borrower and Mayor's Jewellers, Inc. prepared in accordance with generally accepted accounting principles, as in effect from time to time in the United States, consistently applied ("US GAAP");

          (b) annual unaudited unconsolidated financial statements of Borrower, prepared in accordance with GAAP; and

          (c) a reconciliation pursuant to which the unaudited financial statements of Borrower referred to in subparagraph (b) hereof are to be referenced and compared to the annual audited consolidated financial statements referred to in subparagraph (a) hereof.

      Notwithstanding the foregoing, in the event that the Merger prior to the March 2006 Fiscal Year end of Borrower, then, in such event, Borrower shall deliver audited annual financial statements prepared in accordance with US GAAP for the March 2006 and subsequent Fiscal Year ends. It is further understood and agreed that, in the event that the Merger is not concluded prior to the March 2007 Fiscal Year end of Borrower, Borrower shall deliver to Lender annual audited consolidated and unconsolidated financial statements for the March 2007 Fiscal Year End and for all subsequent Fiscal Year end;

16.2. On a quarterly basis, Compliance Certificates signed by the chief financial officer, attesting to financial covenant requirements;

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                                     Page 9


16.3. On a monthly basis, as at the end of each accounting month, to be delivered no later than 30 days following each accounting month end:

      16.3.1. financial statements prepared by management and signed by the chief financial officer of Borrower;

      16.3.2. a report of the chief financial officer, signed by the chief financial officer of Borrower;

      16.3.3. a detailed aged listing of Accounts in form and substance satisfactory to Lender within 15 days of each month end; and

      16.3.4. a detailed aged listing of accounts payable, to be delivered to Lender within 15 days of each month end;

16.4. On a weekly basis, detailed Inventory Declaration in form and substance satisfactory to Lender within 3 days of each weekly period;

16.5. A month by month projected operating budget and cashflow for borrower in a form and substance satisfactory to Lender, at such intervals Lender may from time to time request; and

16.6. Such other additional information and documents as Lender may, from time to time and at such intervals, request from Borrower.

17.   SECURITY:

17.1. The hypothecation (in such amount as may be designated by Lender from time to time) and security interests in favour of Lender of all of Borrower's and each Credit Party's present and future movable and personal property, whether corporeal or incorporeal, tangible or intangible, of any nature whatsoever, wherever situated, properly perfected in all jurisdictions where any such property is or may hereafter be situated, creating a first-ranking hypothec and security interest in Lender's favour thereon except for the Permitted Charges;

17.2. An unlimited Guarantee executed by Henry Birks & Sons U.S., Inc. in favour of the lender, with respect to any and all obligations due from time to time by Borrower to Lender supported by a general security agreement in favour of Lender charging all of such guarantor's present and future personal property, tangible and intangible, wherever situated, properly perfected in all jurisdictions where any such property is or may hereafter be situated, creating a first-ranking hypothec and security interest in Lender's favour thereon except for the Permitted Charges.

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                                    Page 10



LENDER: GMAC COMMERCIAL FINANCE CORPORATION - CANADA/SOCIETE FINANCIERE COMMERCIALE GMAC - CANADA

                                    Per:

                                    /s/  Francis D. Garvin
                                    ----------------------------------------
                                    Francis D. Garvin, authorized representative

BORROWER:                           HENRY BIRKS & SONS INC.

                                    Per:

                                    /s/  Thomas A. Andruskevich
                                    ----------------------------------------
                                    Thomas A. Andruskevich
                                    President and Chief Executive Officer


CREDIT PARTY:                       HENRY BIRKS & SONS U.S., INC.

                                    Per:

                                    /s/  Thomas A. Andruskevich
                                    ----------------------------------------
                                    Thomas A. Andruskevich
                                    President and Chief Executive Officer


GUARANTOR:                          HENRY BIRKS & SONS U.S., INC.

                                    Per:

                                    /s/  Thomas A. Andruskevich
                                    ----------------------------------------
                                    Thomas A. Andruskevich
                                    President and Chief Executive Officer


                                    HENRY BIRKS & SONS HOLDINGS INC./HENRY BIRKS
                                    ET FILS, SOCIETE DE PORTEFEUILLE INC.

                                    Per:

                                    /s/  Marco Pasteris
                                    ----------------------------------------
                                    Marco Pasteris
                                    Chief Operating Officer